Long-Term Debt	12 Months Ended
Mar. 31, 2012
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
5. Long-Term Debt

	2012	2011
	(In thousands)
Revolving credit facility,
1.69% and 1.25%, due through 2017	$144,149	$135,763
Secured note payable to insurance company,
8.03%, due through 2014	43,452	48,360
Secured Industrial Revenue Development Bonds,
3.38%, and 3.20%, due through 2029	22,630	22,630
Secured promissory note,
6.98%, due through 2022	18,096	19,349
Secured promissory note,
6.35%, due through 2020	4,840	5,343
Secured Industrial Revenue Development Bond,
8.10%, due through 2017	661	775
Other	381	399
	234,209	232,619
Less current portion	7,336	142,559
	$226,873	$90,060

The Company completed the closing of a new five year Revolver on July 20, 2011. Maximum borrowings under the Revolver total $250.0 million from April through July and $350.0 million from August through March. The Company includes the Revolver as a long-term liability due to its five year maturity and the fact that it meets the criteria required by the accounting standards for this classification. As of March 31, 2012, the outstanding balance on the Revolver was $144.1 million and letters of credit supported by the Revolver totaled $10.3 million, leaving $195.6 million available.

The Company's debt agreements, including the Revolver, contain covenants that restrict the Company's ability to incur additional indebtedness, pay dividends on the Company's capital stock, make other restricted payments, including investments, sell the Company's assets, incur liens, transfer all or substantially all of the Company's assets and enter into consolidations or mergers. The Company's debt agreements also require the Company to meet certain financial covenants, including minimum EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), minimum fixed charge coverage, minimum interest coverage and maximum total debt ratios. The Revolver also contains borrowing base requirements related to accounts receivable and inventory. These financial requirements and ratios generally become more restrictive over time and are subject to allowances for seasonal fluctuations. The most restrictive financial covenant in the debt agreements is the adjusted debt to total capitalization ratio. In connection with the Company's decision to adopt the LIFO method of inventory accounting, effective December 30, 2007, the Company executed amendments to its debt agreements, which enable the Company to compute its financial covenants as if the Company were on the FIFO method of inventory accounting. The Company was in compliance with all such financial covenants as of March 31, 2012.

The Company's debt agreements limit the payment of dividends and other distributions. There is an annual total distribution limitation of $50,000, less aggregate annual dividend payments totaling $23,000 that the Company presently pays on two outstanding classes of preferred stock.

The Company has five outstanding Industrial Revenue Development Bonds (“IRBs”), including four IRBs totaling $22,630,000 that are secured by direct pay letters of credit, and one IRB for $661,000 payable to GE Commercial Finance. The interest rates shown for these IRBs in the table above reflect the costs of the direct pay letters of credit and amortization of other related costs of those IRBs. A Master Reimbursement Agreement with GE Commercial Finance, which provides for the direct pay letters of credit, expires in July 2016. Subsequent to 2012 fiscal year end, the Company reached an agreement to extend the term of its $5,060,000 Wayne County Industrial Revenue Development Bonds included in the IRBs from June 1, 2012 to June 1, 2017.

The carrying value of assets pledged for secured debt, including the Revolver, is $643,368,000.

Debt repayment requirements for the next five fiscal years are (in thousands):

Years ending March 31:
2013	$7,336
2014	40,305
2015	2,321
2016	2,490
2017	146,713
Thereafter	35,044
Total	$234,209